UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

GPGI, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-39687	85-2749902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)
(908) 518-0500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	GPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

GPGI, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2026. At the Annual Meeting, the following matters were submitted to a vote of holders of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”):

1.The election of four (4) Class II directors to serve on the Company’s board of directors for a term expiring at the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death (the “Director Election Proposal”);

2.A proposal to approve, on an advisory basis, the 2025 compensation of the Company’s named executive officers as disclosed in the Company’s 2026 proxy statement (the “Say-on-Pay Proposal”);

3.A proposal to approve, on an advisory basis, the frequency (i.e., every one, two or three years) of future advisory votes to approve the compensation of the Company’s named executive officers (the “Say-on-Frequency Proposal”); and

4.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).

At the close of business on April 15, 2026, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were an aggregate of 289,861,033 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 262,176,371 shares of Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the four (4) Class I directors were elected, (ii) the Say-on-Pay Proposal was approved on an advisory basis, (iii) “every one year” was approved on an advisory basis with respect to the Say-on-Frequency Proposal, and (iv) the Auditor Ratification Proposal was approved.

Proposal No. 1 - Election of the Class II Directors

The vote with respect to the election of each of the directors was as follows:

Nominees	For	Withheld
Joseph J. DeAngelo	249,815,353	402,592
Brian F. Hughes	244,650,151	5,567,794
Mark R. James	230,584,975	19,632,970
Thomas R. Knott	242,484,633	7,733,312

Broker Non-Votes: 11,958,426

Proposal No. 2 – Say-on-Pay Proposal

The vote with respect to the advisory Say-on-Pay Proposal was as follows:

For	Against	Abstain
231,699,270	18,439,834	78,841

Broker Non-Votes: 11,958,426

Proposal No. 3 – Say-on-Frequency Proposal

The vote with respect to the advisory Say-on-Frequency Proposal was as follows:

Every One (1) Year	Every Two (2) Years	Every Three (3) Years	Abstain
250,019,750	66,861	56,241	75,093

Broker Non-Votes: 11,958,426

Proposal No. 4 - Auditor Ratification Proposal

The vote with respect to the Auditor Ratification Proposal was as follows:

For	Against	Abstain
262,162,349	5,694	8,328

Broker Non-Votes: N/A

The Company will include an advisory vote on executive compensation in our proxy materials annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 12, 2026

GPGI, INC.

By:	/s/ David A.P. Marshall
	Name:	David A.P. Marshall
	Title:	Chief Legal Counsel and Corporate Secretary